UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 28, 2024

THUMZUP MEDIA CORPORATION

(Exact name of registrant as specified in its charter)

(State or Other Jurisdiction of Incorporation)

Nevada	333-255624	85-3651036
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11845 W. Olympic Blvd., Ste 1100W #13 Los Angeles, CA 90064

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 403-6150

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Item 1.01 Entry into a Material Definitive Agreement.

Entry into Underwriting Agreement

On October 28, 2024, Thumzup Media Corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Dawson James Securities, Inc., as representative (the “Representative”) of the underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters, in a firm commitment public offering (the “Offering”), an aggregate of 1,425,000 of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a public offering price of $5.00 per share. The Common Stock was offered pursuant to a registration statement on Form S-1, as amended (File No. 333-279828), originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 30, 2024, as amended, and which was declared effective by the Commission on October 28, 2024.

The Underwriting Agreement contains customary representations and warranties that the parties thereto made to, and solely for the benefit of, the other party in the context of all of the terms and conditions of that Underwriting Agreement and in the context of the specific relationship between the parties. The provisions of the Underwriting Agreement and schedules and exhibits thereto, including the representations and warranties contained therein respectively, are not for the benefit of any party other than the parties to such documents and agreements and are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s filings with the Commission.

On October 30, 2024, the Company closed the Offering. The total gross proceeds to the Company from the Offering, not including the exercise of the underwriter’s over-allotment option, and before deducting discounts and expenses, were approximately $7,125,000. A final prospectus relating to this Offering was filed with the Commission on October 30, 2024. The Common Stock was previously approved for listing on The Nasdaq Capital Market and commenced trading under the ticker symbol “TZUP” on October 29, 2024.

The foregoing summary of the terms of the Underwriting Agreement is subject to, and qualified in its entirety by reference to a copy of the Underwriting Agreement that is filed as Exhibit 1.1 to this Report on this current report on Form 8-K and is incorporated herein by reference.

Grant of Stock Options

On October 30, 2024, Thumzup issued Stock Option Agreements under its 2024 Equity Incentive Plan to nine non-executive and non-director employees and contractors (“Stock Option Agreements”). The Stock Option Agreements are for an aggregate of 155,000 option shares and have a $5.47 strike price (“Option Shares”). The Stock Option Agreements vest in four equal tranches, each consisting of 25% of the Option Shares, on the first day of each of January in 2025, 2026, 2027, and 2028.

The foregoing description of the Stock Option Agreement is qualified in its entirety by reference to the full text of the agreement or form of agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.3.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Robert Steele, Executive Employment Agreement

On May 30, 2024, the Company and Mr. Steele entered into an Executive Employment Agreement, which, among other things, employs Mr. Steele as the Chief Executive Officer of the Company. Effective upon the listing of the Company’s common stock on a national stock exchange, Mr. Steele will be paid a salary of $168,000 in periodic installments in accordance with the Company’s customary payroll practices and applicable wage payment and withholdings laws and requirements. Additionally, the Executive’s Base Salary will increase from $168,000 to $250,000, effective upon the Company’s achievement of $100,000 net monthly ad revenue from Thumzup advertisers for paid posters for twelve consecutive months, (ii) the Executive’s Base Salary will increase to $350,000 upon the Company achieving $250,000 in net monthly ad revenue from Thumzup advertisers for paid posters for twelve consecutive months, and (iii) effective upon the Company’s receipt of an aggregate of $800,000 in net monthly ad revenue from Thumzup advertisers for paid posters for twelve consecutive months, the Base Salary will increase to $500,000. The Company shall pay Executive a past performance bonus of $50,000 within 5 days of up-listing to a national stock exchange (i.e., Nasdaq), provided that Executive is employed by the Company at the time of the up-listing.

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Isaac Dietrich, Executive Employment Agreement

On May 30, 2024, the Company and Mr. Dietrich entered into an Executive Employment Agreement, which, among other things, employes Mr. Dietrich as the Chief Financial Officer of the Company effective upon the listing of the Company’s common stock on a national stock exchange. Mr. Dietrich will be paid a salary of $168,000 in periodic installments in accordance with the Company’s customary payroll practices and applicable wage payment and withholdings laws and requirements. Additionally, the Executive’s Base Salary will increase from $168,000 to $250,000, effective upon the Company’s achievement of $100,000 net monthly ad revenue from Thumzup advertisers for paid posters for twelve consecutive months, (ii) the Executive’s Base Salary will increase to $250,000 upon the Company achieving $250,000 in net monthly ad revenue from Thumzup advertisers for paid posters for twelve consecutive months, and (iii) effective upon the Company’s receipt of an aggregate of $800,000 in net monthly ad revenue from Thumzup advertisers for paid posters for twelve consecutive months, the Base Salary will increase to $350,000. The Company shall pay Executive a past performance bonus of $25,000 within 5 days of up-listing to a national stock exchange (i.e., Nasdaq), provided that Executive is employed by the Company at the time of the up-listing.

The foregoing descriptions of the Executive Employment Agreements are qualified in its entirety by reference to the full text of each agreement or form of agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2, respectively.

Other Events.

Issuance of Press Release

On October 29, 2024, the Company issued a press release announcing the pricing of the Offering and a press release on October 30, 2024, announcing the closing of the Offering, respectively. Copies of each press release are attached hereto as Exhibit 99.1 and Exhibit 99.2 and are incorporated by reference herein.

The press releases shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section.

This report does not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Forward-Looking Statements

Matters discussed in this report may constitute forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, other than statements of historical facts. The words “believe,” “anticipate,” “intends,” “estimate,” “potential,” “may,” “should,” “expect” “pending” and similar expressions identify forward-looking statements. The forward-looking statements in this report are based upon various assumptions. Although we believe that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, we cannot assure you that we will achieve or accomplish these expectations.

Exhibits

1.1	Underwriting Agreement dated October 28, 2024, between the Company and Dawoson James Securities, Inc. (incorporated by reference to Exhibit 1.1 of the Registrant’s Registration Statement on Form S-1; No. 333-279828, as amended, originally filed with the Securities and Exchange Commission on May 30, 2024)
10.1	Executive Employment Agreement by and between the Company and Robert Steele dated May 13, 2024 (incorporated by reference to Exhibit 10.10 of the Registrant’s Registration Statement on Form S-1; No. 333-279828, as amended, originally filed with the Securities and Exchange Commission on May 30, 2024)
10.2	Executive Employment Agreement by and between the Company and Isaac Dietrich, dated May 21, 2024 (incorporated by reference to Exhibit 10.11 of the Registrant’s Registration Statement on Form S-1; No. 333-279828, as amended, originally filed with the Securities and Exchange Commission on May 30, 2024)
10.3	Form of Stock Option Agreement
99.1	Press Release on Pricing dated October 29, 2024
99.2	Press Release on Closing dated October 30, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 1, 2024	THUMZUP MEDIA CORPORATION

	By:	/s/ Robert Steele
	Name:	Robert Steele
	Title:	Chief Executive Officer (Principal Executive Officer)

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